UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

Top Image Systems Ltd.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 001-14552

Israel (State of Incorporation or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

Mixer House, Rokach Blvd 101, Tel Aviv, Israel (Address of Principal Executive Offices)	6153101 (Zip Code)

Registrant’s Telephone Number, including area code: 972-3-7679100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events

On February 12, 2019, Top Image Systems Ltd., a company organized under the laws of the State of Israel (“TIS”) announced that an Extraordinary General Meeting of Shareholders will be held on April 4, 2019, at which meeting the shareholders will also be asked to approve the Agreement and Plan of Merger, dated as of February 3, 2019 (the “Merger Agreement”), by and among TIS, Kofax, Inc., a company organized under the Laws of the State of Delaware, Kofax Holdings International Ltd., a private limited company incorporated under the Laws of England and Wales (“Parent”), and Tornely Ltd., a company organized under the Laws of the State of Israel and a wholly owned direct subsidiary of Parent (“Merger Sub”) and the transactions contemplated thereby, including the merger of Merger Sub with and into TIS (the (“Merger”)

A copy of the Notice of Extraordinary General Meeting of Shareholders is filed herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

TIS plans to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a Proxy Statement in connection with the proposed transaction. THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT TIS, PARENT, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the Proxy Statement and the other documents filed with the SEC by TIS through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement by phone, e-mail or written request by contacting the investor relations department of TIS at the following:

James Carbonara
Hayden IR
1441 Broadway
Fifth Floor
New York, NY 10016
james@haydenir.com
646-755-7412

PARTICIPANTS IN THE SOLICITATION

TIS and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding TIS’s directors and executive officers is contained in TIS Form 20-F for the year ended December 31, 2017 and its proxy statement dated September 8, 2017, which are filed with the SEC. A more complete description will be available in the Proxy Statement.

SAFE HARBOR

In this communication, all statements that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors, including, but not limited to, those described in our Annual Report on Form 20-F for the fiscal year ended December 31, 2017 and our other periodic filings with the SEC, as well as (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect TIS’s business and the price of the common stock of TIS, (ii) the failure to satisfy the conditions to the consummation of the Merger, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the transaction on TIS’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management's attention from TIS’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the Merger Agreement or the transaction, (viii) interests of directors in matters related to the Merger, and (ix) the risk that we will need to pay a termination fee to Parent. We are under no obligation, and expressly disclaim any obligation, to update the forward-looking statements in this communication, whether as a result of new information, future events or otherwise.

NO OFFER OR SOLICITATION

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Notice of Extraordinary General Meeting of Shareholders of Top Image Systems Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOP IMAGE SYSTEMS LTD.

By:	/s/ Brendan Reidy
Name: Brendan Reidy
Title: Chief Executive Officer

Dated: February 12, 2019

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Extraordinary General Meeting of Shareholders of Top Image Systems Ltd.